VALIC COMPANY II

Supplement to the Statement of Additional Information dated January 1, 2014

Effective immediately, under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to SunAmerica Asset Management Corp. (“SAAMCo”) the chart is revised as follows:

Fund	Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of November 30, 2013)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)
Socially Responsible	SAAMCo	Campion, Timothy	21	24,862	—	—	—	—
		Murphy, Kara	15	16,676	—	—	—	—
		Sheridan, Andrew	18	18,423	—	—	—	—

Date: January 7, 2014